                                  TL Lease Funding Corp. IV
                              TLFC IV Equipment Lease Trust 1995-1
                                      Monthly Statement
                           For the Collection Period ended 3/31/97
                                                                    NOTE
                                                  COLLECTION    DISTRIBUTION
                                                   ACCOUNT        ACCOUNT

Beginning Balance				                                  	$0.00
Deposit of Collections and Other Amounts

Collections during the Collection Period [4.7(b)]	2,842,695.70
Less: Collections to reimburse Servicer Advances 		(709,071.04)
      [4.7(c)(i)]
Less: Collections from Repurchased Leases or 											  0.00
      Substituted Leases [4.7(c)(ii)]
Add: Servicer Advances [3.3]									               723,730.62
Add: Investment Earnings									                     9,988.31
Available Amount									                         2,867,343.59

Payments on Payment Date [4.8]

 (a) Unreimbursed Servicer Advances to the Servicer							0.00
     (when deemed by Servicer to be uncollectible)

 (b) Servicing Fee Arrearage to the Servicer									     0.00

 (c) Servicing Fee to the Servicer									         (39,569.48)

 (d) Class A Interest Arrearage									                  0.00           0.00

 (e) Class A Interest Payment Amount									      (187,256.04)    187,256.04

 (f) Class B Interest Arrearage									                  0.00           0.00

 (g) Class B Interest Payment Amount									        (26,626.47)    26,626.47

 (h) Class A Principal Payment Amount									    (2,328,344.20)  2,328,344.20

 (i) Class B Principal Payment Amount as follows:
     1) to Class A Holders to extent of 									           0.00          0.00
        Subordination Shortfall

     2) remainder to Class A Holders if 									    (285,547.40)   285,547.40
        Restricting Event exists

     3) if no Restricting Event, remainder									         0.00          0.00
        to Class B Holders

 (j) Class B Holders, if Restrcting Event exists								    0.00          0.00

 (k) Certificateholders									                            0.00

 Subtotal                                           (2,867,343.59) 2,827,774.11

Distributions to Noteholders											                           (2,827,774.11)

Ending Balance											                                    0.00         0.00

                                   TL Lease Funding Corp. IV
                              TLFC IV Equipment Lease Trust 1995-1
                                       Monthly Statement
                             For the Collection Period ended 3/31/97

SUBORDINATION AMOUNT
	Aggregate Discounted Lease Balance 										                $45,015,590
	(on the last day of the Collection Period)
	Add:  Available Amount less Servicing Fee, 									                   0
	Class A&B Interest Payment Amount and
	Class A Principal Payment Amount
	Less: Outstanding Class A Principal Balance										        (32,496,615)
	(after current Payment Date)
 Subordination Amount									                                $12,518,975

	Minimum Required Subordination Amount								                 $4,590,968

	Subordination Shortfall								                                        0

RESTRICTING EVENT CALCULATIONS

 (1) Average Aggregate Delinquencies-trailing 6 months								   	611,975
     Average Aggregate Discounted Lease Balance -									     51,298,641
     Trailing 6 months

 Delinquency Ratio									                                         1.19%

 Maximum Delinquency Ratio									                                 2.00%

 (2) Aggregate Discounted Lease Balance of Charged-off									 1,335,851
     Leases - trailing 6 months

 Annualized Net Charge-offs									                            2,671,703

 Average Aggregate Discounted Lease Balance -									         51,298,641
 Trailing 6 months

 Charge-off Ratio									                                          5.21%

 Maximum Charge-off Ratio									                                  5.00%

 Restricting Event									                                         YES

SUBSTITUTION CALCULATIONS (SECTION 5.1)

 (1) Cumulative Discounted Lease Balance of Leases 									            $0
     substituted for Leases subject to Defaulted Leases

 Maximum ADLB of substituted Leases									                    $6,481,364
 (6% of ADLB at Closing Date)

 (2) Cumulative Discounted Lease Balance of Leases 									            $0
     Substituted for Leases subject to Warranty Event

 Maximum ADLB of substituted Leases									                    $5,401,137
 (5% of ADLB at Closing Date)

 (3) Cumulative Discounted Lease Balance of Leases 									    $1,374,673
     Substitituted for Leases

 Maximum ADLB of substituted Leases									                   $10,802,273
 (10% of ADLB at Closing Date)


 (4) Aggregate Discounted Lease Balance									               $45,015,590
     (on the last day of the Collection Period)
 Less: Outstanding Class A Principal Balance									         ($35,110,507)
 (on the last day of the Collection Period)
 Substitution Subordination Amount									                     $9,905,083

 Greater of:
 a) 17% of ADLB on the last day of the Collection               $7,652,650
    Period
 b) Minimum Required Subordination Amount									              $4,590,968

 If substitution subordination amount does not exceed the Greater of (a) and (b),there can be no substitutions for Early Termination
 Leases or Warranty Events

EARLY TERMINATION LEASES (Section 3.2(b))

Aggregate principal amount of all Leases which have 									   $4,730,649
 Become Early Termination Leases
Less: Cumulative Discounted Lease Balance of leases            ($1,374,673)
 substituted for Early Termination Leases
Net Aggregate Discounted Lease Balance of Early Termination     $3,355,976
 Leases

Maximum Early Termination Leases                                $3,448,849
(3% of ADLRB at Cut-Off Date)

                                TL Lease Funding Corp. IV
                           TLFC IV Equipment Lease Trust 1995-1
                                    Monthly Statement
                          For the Collection Period ended 3/31/97

PAYMENTS ON CLASS A & B SECURITIES (PER $1,000 OF INITIAL PRINCIPAL BALANCE, PER PAGE 35 & 26 OF PROSPECTUS)

	CLASS A
	Principal Payment								                                      $29.1537427
	Interest Payment								                                        $2.0885389

	CLASS B
	Principal Payment								                                       $0.0000000
	Interest Payment								                                        $2.4648951

Remaining outstanding principal balance, Class A									      $362.4473037
(per $1,000 of initial principal balance)

Remaining outstanding principal balance, Class B									      $391.7714457
(per $1,000 of initial principal balance)

Class A Pool Factor									                                    36.2447304%
(remaining outstanding principal balance/initial
outstanding principal balance, after current payment)

Class B Pool Factor									                                    39.1771446%
(remaining outstanding principal balance/initial
outstanding principal balance, after current payment)

DISCOUNTED LEASE AND RESIDUAL DATA

ADLB on the last day of the Collection Period									            45,015,590
ADLRB on the last day of the Collection Period									           50,486,385

LOSS AND DELINQUENCY DATA

DLB of Defaulted Leases for the Collection Period									          $244,658
# of Defaulted Leases									                                            23

DLB of Early Termination Leases for the Collection Period								    $95,542
# of Early Termination Leases									                                    44

DLB of Repurchased Leases for the Collection Period									              $0
# of Repurchased Leases									                                           0

DLB of delinquent Leases (90 days delinquent) 									             $638,611
for the Collection Period




                                TL Lease Funding Corp. IV
                           TLFC IV Equipment Lease Trust 1995-1
                                   Monthly Statement
                          For the Collection Period ended 3/31/97

                             					ADLB
                          					PER AR AGING	       	PERCENT

Current											             41,690,169            92.58%
31-60 Days Past Due											  2,159,823             4.80%
61-90 Days Past Due											    540,635             1.20%
Over 90 Days Past Due											  638,611             1.42%
Total											              $45,029,238           100.00%


